                             EXHIBIT 10.0

                          STOCKHOLDER'S AGREEMENT

     This Stockholder's Agreement is entered into by Dorothy D. Park, as Personal Representative of the Estate of Roy H. Park ("Shareholder") to induce Park Acquisitions, Inc. ("PAI") and Park Acquisitions Subsidiary, Inc. ("PAS") to enter into that certain Agreement and Plan of Merger dated as of October 25, 1994 (the "Merger Agreement") with Park Communications, Inc. ("PCI"). Capitalized terms used but not defined herein shall have the meanings defined in the Merger Agreement.

     PAI, PAS and Shareholder hereby agree as follows:

     1.   Agreement to Vote in Favor of Merger and to Grant Proxy.

          (a) Agreement to Vote in Favor of Merger. So long as the Merger Agreement is in effect, Shareholder specifically agrees that: (i) she will use all reasonable efforts to cause a special meeting of stockholders of PCI (the "Special Meeting") to be held as soon as is practicable to vote to approve the Merger, the Merger Agreement and the transactions contemplated thereby, and
(ii) at the Special Meeting, she will vote all of her Shares (as defined in Section 4(b)) in favor of the Merger, the Merger Agreement and the transactions contemplated thereby.

          (b) Proxy. Shareholder hereby revokes any proxy heretofore granted with respect to any shares of capital stock of PCI owned by Shareholder. Shareholder hereby agrees to grant to PAI a proxy in the form of Exhibit A attached hereto simultaneously with the execution of this Agreement, provided, however, that in the event of a termination of the Merger Agreement, this proxy will automatically be revoked as of the time of such termination. It is expressly understood and agreed that the foregoing proxy is coupled with an interest and that PAI shall have no duty, liability or obligation whatsoever to the Shareholder arising out of the exercise by PAI of the proxy granted hereby unless PAI acts in a manner inconsistent with the understandings set forth in this Agreement and the Merger Agreement. Without limiting the generality of the foregoing, Shareholder expressly acknowledges and agrees that she will not impede the exercise of PAI's rights under the Merger Agreement.

          (c) Waiver of Notice. Shareholder hereby agrees that from and after the date the proxy is granted she will waive notice or right to notice of or to any and all special and general meetings of stockholders during the term of this Agreement and further agrees that if any notice is given by PCI to PAI after the date the proxy is granted, such notice will be deemed to have been validly given to Shareholder for all purposes.

     2. Restrictions on Sale or other Disposition of Shares. Shareholder hereby agrees that from and after the date hereof and until the Effective Time of the Merger or the termination of the Merger Agreement, Shareholder will not, directly or indirectly, without the prior written consent of PAI and PAS, sell, assign, hypothecate, transfer, pledge, give, place in trust or dispose of (including, without limitation, by granting of proxies, or relinquishment of voting rights, with respect to) any of the Shares (as defined in Section 4(b)) owned by Shareholder, except for the grant of the irrevocable proxy as provided for herein.

     3. No Solicitation. So long as the Merger Agreement is in effect, neither Shareholder, nor any of her representatives or agents shall, directly or indirectly, encourage or solicit or hold discussions or negotiations with or assist or provide any information to, any person, entity or group (other than PAI and PAS) concerning any merger, disposition of a substantial portion of PCI's assets, acquisition of a substantial portion of its capital stock or similar transactions involving PCI or any of PCI's subsidiaries or any branch or division of PCI. Shareholder will immediately communicate to PAI and PAS the terms of any proposal or offer or any inquiry or request for information which she may receive in respect of any such transaction.

     4. Representations and Warranties. Shareholder represents and warrants to PAI and PAS as follows:

          (a) This Agreement has been duly executed and delivered by Shareholder and constitutes her legal and valid obligation enforceable against her in accordance with its terms.

          (b) She is the record owner of 18,686,755 shares of common stock of PCI (the "Shares"); the Shares represent more than 89% of the number of PCI shares eligible to vote at any meeting (after giving effect to all agreements permitting or relating to the issuance of additional PCI shares); she has plenary voting and dispositive power with respect to such Shares; she owns no other shares of capital stock of PCI; there are no proxies, voting trusts or other agreements or understandings with respect to the voting of any of the Shares other than this Agreement; and Shareholder has not entered into (and will not enter into) any agreement or arrangement in any way inconsistent with this Agreement.

     5. Equitable Remedies. The parties hereto acknowledge that irreparable damage would result if this Agreement is not specifically enforced and that, therefore, the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, not be exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

     6. Notices. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered by receipted hand delivery or mailed by prepaid registered or certified mail (return receipt requested) or by cable, telegram, telex or telecopy addressed as follows:

          If to PAI or PAS:        Park Acquisitions, Inc.
                                   c/o Eckert Seamans Cherin & Mellott
                                   One International Place, 18th Floor
                                   Boston, Massachusetts 02110
                                   Attn:  Stephen I. Burr, Esq.
                                   (617) 342-6800 (telephone)
                                   (617) 342-6899 (facsimile)

          If to Shareholder:
                                   Dorothy D. Park, Personal Representative of the Estate of Roy H. Park
				   205 Devon Road
				   Ithaca, New York 14850

          Copy to:
				   Jerome B. Libin, Esq.
			           Sutherland, Asbill & Brennan
				   1275 Pennsylvania Avenue, N.W.
			 	   Washington, D.C.  20004

or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed.

     7. Miscellaneous. The provisions of this Agreement shall terminate on the earlier of (x) the Effective Time of the Merger or (y) the termination of the Merger Agreement. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

     8. Nonassignability. This Agreement is not assignable except with the express written consent of all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an instrument under seal as of the 25th day of October, 1994.


                                   PARK ACQUISITIONS, INC.

                                   By:  /s/ Gary B. Knapp
                                       --------------------------------------
                                   Its:  Chairman


                                   PARK ACQUISITIONS SUBSIDIARY, INC.

                                   By:  /s/ Donald R. Tomlin, Jr.
                                       --------------------------------------
                                   Its:   President

Witness:                           SHAREHOLDER

          /s/ Wright M. Thomas     By:  /s/ Dorothy D. Park
        --------------------------      --------------------------------------
                                   Its:  Personal Representative,
	                                 Estate of Roy H. Park

								EXHIBIT A


 				     PROXY


     Dorothy D. Park, as Personal Representative of the Estate of Roy H. Park ("Shareholder") hereby revokes any proxy heretofore granted with respect to any shares of capital stock of Park Communications, Inc. ("PCI") owned by Shareholder. Shareholder hereby grants to Park Acquisitions, Inc. ("PAI") a proxy to call a special meeting of stockholders of PCI to approve the business combination (the "Merger") contemplated by that certain Agreement and Plan of Merger dated as of October 25, 1994 (the "Merger Agreement") by and between PAI, Park Acquisitions Subsidiary, Inc. ("PAS") and PCI, the Merger Agreement and the transactions contemplated thereby or any other business combination involving PCI, and to vote all of the shares of capital stock of PCI with respect to which the undersigned has voting power (the "Shares") at any meeting of stockholders of PCI with respect to the Merger, the Merger Agreement or the transactions contemplated thereby. It is expressly understood and agreed that the foregoing proxy is coupled with an interest and that PAI shall have no duty, liability and obligation whatsoever to the undersigned arising out of the exercise by PAI of the proxy granted hereby. Without limiting the generality of the foregoing, the undersigned expressly acknowledges and agrees that (i) the undersigned will not impede the exercise of PAI's rights under the Merger Agreement, (ii) the proxy granted hereunder secures, among other things, the duty in clause (i), and (iii) the undersigned waives and relinquishes any claim, right or action it might have, as a shareholder of PCI or otherwise against PAI or any of its affiliates in connection with any exercise of the proxy granted hereunder.

     This proxy is subject to the terms and conditions of the Stockholder's Aggreement dated October 25, 1994 among Park Acquisitions, Inc., Park Acquisition Subsidiary, Inc. and Shareholder. Shareholder hereby waives notice or right to notice of or to any and all special and general meetings of stockholders during the term of the Merger Agreement and further agrees that if any notice is given by PCI to PAI, such notice will be deemed to have been validly given to the undersigned for all purposes.


            /s/ Wright M. Thomas        /s/ Dorothy D. Park
Witness:  ______________________      ______________________________________
                                        Shareholder